Supplement dated November 1, 2018

to the Statement of Additional Information (SAI) dated May 1, 2018, as supplemented,

for the following Funds (each a Fund, and collectively, the Funds):

WANGER ADVISORS TRUST Wanger International Wanger USA Wanger Select

Effective December 1, 2018, the following changes are made to the Funds’ SAI:

The discussion of each Fund’s non-fundamental investment policy relating to illiquid securities in the About the Funds’ Investments — Fundamental and Non-Fundamental Investment Policies section is hereby revised to reflect the following:

Each Fund, as a matter of non-fundamental policy, may not:

Acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. If a Fund holds more than 15% of its net assets in illiquid investments that are assets:

●

It must cause the administrator of the Fund’s liquidity risk management program to report such an occurrence to the Board within one business day of the occurrence, with an explanation of the extent and causes of the occurrence, and how the Fund plans to bring its illiquid investments that are assets to or below 15% of its net assets within a reasonable period of time; and

●

If the amount of the Fund’s illiquid investments that are assets is still above 15% of its net assets 30 days from the occurrence (and at each consecutive 30 day period thereafter), the Board, including a majority of Independent Trustees, must assess whether the plan presented to it continues to be in the best interest of the Fund.

Shareholders should retain this Supplement for future reference.

C-6520-13 (11/18)